UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 5, 2005


                        General DataComm Industries, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         Delaware                        1-8086                 06-0853856
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(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)


           6 Rubber Avenue, Naugatuck, CT                     06770
       ----------------------------------------             ----------
       (Address of Principal Executive Offices)             (Zip Code)


        Registrant's telephone number, including area code (203)-729-0271
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 8.01. Other Events

In August 2001, the Company received a note in the amount of $17.0 million as partial consideration for the sale of its Broadband Systems division and retained a security interest in the underlying assets sold. Shortly thereafter, the Company, the purchaser (Ahead Communication Systems, Inc.) and the purchaser's parent company in Austria (Ahead Communications Systems AG) which had guaranteed payment of the note, all filed for bankruptcy protection, the purchaser defaulted on the note payment and disputes arose relating to the division sale agreements. As a result, the Company established a valuation reserve for a substantial portion of the note and recorded a related loss in fiscal 2001. The note is currently fully reserved so that any recoveries now and in the future will result in recording a gain.

On May 5, 2005 the Company received a payment of $2,747,884 in partial satisfaction of the note, as a result of the liquidation of the purchaser's parent company in Austria. Such payment was used to reduce senior secured debt as required under the Company's Plan of Reorganization, which was approved when it emerged from Chapter 11 bankruptcy on September 15, 2003, and the loan agreement entered into as part of the Plan of Reorganization.

For financial reporting purposes, the Company will record a gain in the amount of $2,747,884 in the quarter-ended March 31, 2005 due to the adjustment to the note valuation reserve required as a result of the recovery under the note.

There can be no assurance as to the extent of any future recoveries under the note.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       General DataComm Industries, Inc.
                                       (Registrant)

                                       By: /s/ WILLIAM G. HENRY
                                           -------------------------------------
                                           William G. Henry
                                           Vice President, Finance and
                                           Administration, and Principal
                                           Financial Officer

May 9, 2005